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EXHIBIT 10.20

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                                     BETWEEN
                                 RICK L. BLOSSOM
                                       AND
                           SECOND BANCORP INCORPORATED

         WHEREAS, Second Bancorp Incorporated, an Ohio corporation (the "Corporation") and Rick L. Blossom (the "Executive") are parties to an agreement effective as of November 4, 1999 setting forth the terms of the Executive's employment with the Corporation (as amended or restated from time to time, the "Employment Agreement"); and

         WHEREAS, Section 6.2 of the Employment Agreement provides for certain equity grants to the Executive based upon the financial performance of the Corporation; and

         WHEREAS, the Corporation and the Executive desire to clarify and adjust the terms thereof to better reflect the intention of the parties and to better align the Executive's compensation with the benefits produced for the Corporation and its shareholders.

         NOW, THEREFORE, in consideration of the Corporation's entry with the Executive into a certain Performance Stock Award Agreement effective as of the date hereof, the parties to this Amendment Agreement hereby agree that the Employment Agreement be and hereby is amended by deleting Section 6.2 thereof in its entirety.

         Except as specifically provided herein, all of the terms and provisions of the Employment Agreement remain in full force and are unaffected hereby.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment at Warren, Ohio effective as of the 5th day of June, 2003

SECOND BANCORP INCORPORATED

By:________________________________             ________________________________
       Secretary                                Rick L. Blossom

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